UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 26, 2006

                               KNIGHT-RIDDER, INC.
             (Exact name of registrant as specified in its charter)

       Florida                      1-7553                       38-0723657
 -------------------          -----------------              -------------------
 (State or other                 (Commission                   (IRS Employer
 jurisdiction of                 File Number)                Identification No.)
 incorporation)


   50 W. San Fernando Street, Suite 1500
           San Jose, California                                 95816
 -------------------------------------------               ----------------
  (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (408) 938-7700

                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address,if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13.e-4(c))

ITEM 8.01.        OTHER EVENTS


     Knight-Ridder, Inc. ("Knight Ridder" or the "Company") has scheduled its 2006 Annual Meeting of Shareholders for June 26, 2006. Shareholders of record as of the close of business on May 8, 2006 are entitled to vote at the annual meeting.

     This meeting date represents a change of more than 30 days from the anniversary of the Company's 2005 Annual Meeting of Shareholders. Any shareholder proposal that seeks to be included in the Company's proxy materials for this 2006 Annual Meeting pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 must be received by the Company a reasonable time before it begins to print and mail its proxy materials. The Company has set the deadline for receipt of such proposals as the close of business on May 5, 2006. Proposals should be addressed to: Knight Ridder Corporate Secretary, Suite 1500, 50 West San Fernando Street, San Jose, California 95113.

         Knight Ridder (NYSE: KRI) is one of the nation's leading providers of news, information and advertising, in print and online. The Company publishes 32 daily newspapers in 29 U.S. markets, with a readership of 8.1 million daily and
11.5 million Sunday. It has Web sites in all of its markets and a variety of investments in Internet and technology companies. It publishes a growing portfolio of targeted publications and maintains investments in two newsprint companies. The Company's Internet operation, Knight Ridder Digital, develops and manages the company's online properties. It is the founder and operator of Real Cities (WWW.REALCITIES.COM), the largest national network of city and regional Web sites in more than 110 U.S. markets. Knight Ridder and Knight Ridder Digital are headquartered in San Jose, California.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         KNIGHT-RIDDER, INC.


                                         By:  /s/ Polk Laffoon
                                              --------------------------
                                              Polk Laffoon
                                              Vice President/Corporate Relations
                                              and Corporate Secretary

Dated: April 26, 2006